                         GOLDEN BOOKS FINANCING TRUST

          8-3/4% Convertible Trust Originated Preferred Securities(SM)
                            ("Convertible TOPrS(SM)")
              guaranteed to a limited extent by, and convertible
                    into shares of common stock of, Golden
                       Books Family Entertainment, Inc.

                         REGISTRATION RIGHTS AGREEMENT

                                                               August 20, 1996

MERRILL LYNCH & CO.
         Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
SBC WARBURG INC.
         a subsidiary of Swiss Bank Corporation
As Representatives of the several Initial Purchasers
c/o      MERRILL LYNCH & CO.
         Merrill Lynch, Pierce, Fenner & Smith
             Incorporated
         Merrill Lynch World Headquarters
         North Tower
         World Financial Center
         New York, New York  10281-1305


Ladies and Gentlemen:

         Golden Books Financing Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust") by Golden Books Family Entertainment, Inc. ("the Company"), a Delaware corporation, as sponsor, proposes to issue and sell to the Initial Purchasers named in the Purchase Agreement referred to below (the "Initial Purchasers"), for whom Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Donaldson, Lufkin & Jenrette Securities Corporation and SBC Warburg Inc., a subsidiary of Swiss Bank Corporation, are acting as representatives (the "Representatives"), upon the terms set forth in a purchase agreement dated August 14, 1996 (the "Purchase Agreement"), among the Initial Purchasers, the Company, Golden Books Publishing Company, Inc., a Delaware corporation ("Golden Books Publishing"), and the Trust, 8-3/4% Convertible Trust Originated Preferred Securities(SM) (liquidation amount $50 per Convertible Trust Originated Preferred Security(SM)) (the "Preferred Securities") (the "Initial Placement"). As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchasers thereunder, the Trust, Golden Books Publishing and the Company agree with you, (i) for the benefit of the Initial Purchasers and
(ii) for the benefit of the holders from time to time of the Preferred Securities, the 8-

- ----------
(SM) "Convertible Trust Originated Preferred Securities" and "Convertible TOPrS(SM)" are service marks of Merrill Lynch & Co., Inc.




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3/4% Convertible Debentures Due 2016 (the "Debentures") issued on a joint and several basis by the Company and Golden Books Publishing and the Common Stock, par value $0.01 per share, of the Company (the "Common Stock") initially issuable upon conversion of the Preferred Securities and the Debentures (collectively, together with the Guarantee of the Company of the Preferred Securities, the "Registrable Securities"), including the Initial Purchasers (each of the foregoing, a "Holder" and, together, the "Holders"), as follows:

                  1. DEFINITIONS. Capitalized terms used herein without definition shall have their respective meanings set forth in or pursuant to the Purchase Agreement or the Offering Memorandum, dated August 14, 1996, in respect of the Preferred Securities, as applicable. All references to Sections herein are to Sections of this Agreement unless otherwise indicated. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                  "Act" or "Securities Act" means the Securities Act of 1933, as amended.

                  "Affiliate" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by ownership, contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Commission" means the Securities and Exchange Commission.

                  "Company Offering" means the sale of Common Stock pursuant to a registration statement filed by the Company under the Act (other than (i) a registration statement filed on Form S-4 or any successor form or (ii) a registration statement filed on Form S-8 or any successor form) respecting an underwritten offering, whether primary or secondary, that is declared effective by the Commission.

                  "DTC" means The Depository Trust Company.

                  "Effectiveness Period" has the meaning set forth in Section 2(b) hereof.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Declaration" means the Amended and Restated Declaration of Trust.

                  "Indenture" means the Indenture among the Company, Golden Books Publishing and The Bank of New York, as trustee.

                  "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, as set forth in Section 6 hereof.

                  "Person" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

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                  "Prospectus" means the prospectus included in any Shelf
         Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities.

                  "Shelf Registration" means a registration effected pursuant to Section 2 hereof.

                  "Shelf Registration Statement" means a "shelf" registration statement of the Trust and the Company pursuant to the provisions of
         Section 2 hereof filed with the Commission which covers some or all of the Registrable Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "underwriter" means any underwriter of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.

                  2. SHELF REGISTRATION. (a) The Trust, Golden Books Publishing and the Company shall, within 60 days following the date of original issuance (the "Issue Date") of the Preferred Securities, file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and, thereafter, shall each use their best efforts to cause such Shelf Registration Statement to be declared effective under the Act within 150 calendar days following the Issue Date; provided, however, that no Holder shall be entitled to have the Registrable Securities held by it covered by such Shelf Registration unless such Holder is in compliance with Section 3(m) hereof.

                  (b) The Trust, Golden Books Publishing and the Company shall each use its best efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for a period of three years from the date the Shelf Registration Statement is declared effective or such shorter period that will terminate upon the earliest of the following: (A) when all the Preferred Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, (B) when all Debentures issued to Holders in respect of Preferred Securities that had not been sold pursuant to the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, (C) when all shares of Common Stock issued upon conversion of any such Preferred Securities or any such Debentures that had not been sold pursuant to the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement and (D) when, in the written opinion of counsel to the Trust, Golden Books Publishing and the Company, all outstanding Registrable Securities held by persons which are not affiliates of the Trust or the Company may be resold without registration under the Act pursuant to Rule 144(k) under the Act or any successor provision thereto or any other applicable law, rule or regulation, whether now in effect or hereinafter promulgated, adopted or issued (in any such case, such period being called the "Effectiveness Period").



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                  (c) In the event that a Shelf Registration Statement with
respect to the Registrable Securities is not (i) filed on or prior to the 60th calendar day following the Issue Date and (ii) declared effective on or prior to the 150th calendar day following the Issue Date (each, a "Registration Default"), the interest rate borne by the Debentures and, accordingly, the distribution rate borne by the Preferred Securities, shall be increased by one-quarter of one percent (0.25%) per annum, from and including the day following the Registration Default to and including the 90th day following such Registration Default and by one-half of one percent (0.50%) thereof from and after the 91st day following such Registration Default. Upon (x) the filing of the Shelf Registration Statement after the 60-day period described in clause (i) above or (y) the effectiveness of the Shelf Registration Statement after the 150-day period described in clause (ii) above, the interest rate borne by the Debentures and the distribution rate borne by the Preferred Securities from the date of such filing or effectiveness, as the case may be, will be reduced to the original interest rate in respect of all periods thereafter. In the event that the Shelf Registration Statement ceases to be effective during the Effectiveness Period for more than 60 days, whether or not consecutive, during any 12-month period, then the interest rate borne by the Debentures and the distribution rate borne by the Preferred Securities will each increase by one-half of one percent (0.50%) per annum from such 61st day until such time as the Shelf Registration Statement again becomes effective. Any interest payments contemplated by this Section 2(c) shall be made pursuant to the terms of the Indenture and the Declaration.

                  (d) The Trust, Golden Books Publishing and the Company shall be deemed not to have used their best efforts to keep the Shelf Registration Statement effective during the requisite period if the Trust, Golden Books Publishing or the Company voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any such Registrable Securities during that period, unless (i) such action is required by applicable law or (ii) upon the occurrence of any event contemplated by paragraph 3(c)(2)(iii) below; provided, that in the case of clause (ii) above, the Trust, Golden Books Publishing and the Company thereafter promptly comply with the requirements of Section 3(i) below.

                  3. REGISTRATION PROCEDURES. In connection with any Shelf Registration Statement, the following provisions shall apply:

                  (a) The Trust, Golden Books Publishing and the Company shall furnish to the Initial Purchasers and their counsel, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall each use its best efforts to reflect in each such document, when so filed with the Commission, such comments as the Initial Purchasers and such counsel reasonably may propose.

                  (b) The Trust, Golden Books Publishing and the Company shall take such action as may be necessary so that (i) any Shelf Registration Statement, and any amendment thereto, and any Prospectus forming a part thereof, and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) any Shelf Registration Statement, and any


                                      4




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         amendment thereto, does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

                  (c) (1) The Company shall advise the Initial Purchasers and, in the case of clause (i) of this Section 3(c), the Holders, and, if requested by the Initial Purchasers or any such Holder, confirm such advice in writing:

                           (i) when a Shelf Registration Statement, and any
                  amendment thereto, has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective; and

                           (ii) of any request by the Commission for
                  amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information.

                  (2) The Company shall advise the Initial Purchasers and the Holders and, if requested by the Initial Purchasers or any such Holder, confirm such advice in writing of:

                           (i) the issuance by the Commission of any stop order
                  suspending effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

                           (ii) the receipt by the Trust, Golden Books
                  Publishing or the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

                           (iii) the happening of any event (which event need
                  not be described (if such disclosure would, in the good faith judgment of the Company, be detrimental to the Company or the Holders) absent confidentiality arrangements reasonably satisfactory to the Company and Golden Books Publishing) that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the Shelf Registration Statement and the Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).


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                  (d) The Company and Golden Books Publishing shall use their best efforts to prevent the issuance, and, if issued, to obtain the withdrawal, of any order suspending the effectiveness of any Shelf Registration Statement at the earliest possible time.

                  (e) The Trust, Golden Books Publishing and the Company shall furnish to each Holder of Registrable Securities included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendments thereto, including financial statements and schedules contained therein, provided, that such parties shall not be required to furnish to the Holders reports and other documents incorporated by reference in the Shelf Registration Statement or any exhibits thereto (including those incorporated by reference).

                  (f) The Trust, Golden Books Publishing and the Company shall, during the Effectiveness Period, deliver to each Holder of Registrable Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and each of the Trust, Golden Books Publishing and the Company consents (except upon and during the continuance of any event described in paragraphs 2(d) or 3(c)(2)(iii) above) to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto during the Effectiveness Period.

                  (g) Prior to any offering of Registrable Securities pursuant to any Shelf Registration Statement, the Trust, Golden Books Publishing and the Company shall register or qualify or cooperate with the Holders of Registrable Securities included therein and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions in the United States as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Shelf Registration Statement; provided, however, that in no event shall the Trust, Golden Books Publishing or the Company be obligated to (i) qualify generally to do business or as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(g), (ii) file any general consent to service of process in any jurisdiction where it is not as of the date hereof then so subject or
         (iii) subject itself to taxation in any such jurisdiction if it is not so subject.

                  (h) Unless any Registrable Securities shall be in book-entry only form, the Trust, Golden Books Publishing and the Company shall cooperate with the Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such permitted denominations and registered in such


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         names as Holders may request in connection with the sale
         of Registrable Securities pursuant to such Shelf Registration
         Statement.

                  (i) Upon the occurrence of any event contemplated by paragraph 3(c)(2)(iii) above, the Trust, Golden Books Publishing and the Company shall, as promptly as reasonably practicable, file with the Commission a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any report required under the Exchange Act or other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except, in each case, for an untrue statement of a material fact or omission of a material fact made in reliance on and in conformity with written information furnished to the Company, Golden Books Publishing or the Trust by or on behalf of Holders specifically for use therein). The Trust, Golden Books Publishing and the Company agree to notify the Holders to suspend use of the Prospectus, and the Holders shall suspend use of the Prospectus, and not communicate such material non-public information to any third party, and not sell or purchase, or offer to sell or purchase, any securities of the Trust, Golden Books Publishing or the Company, until the Trust, Golden Books Publishing or the Company has amended or supplemented the Prospectus so it does not contain any such misstatement or omission. Subject to
         Section 2(d) above, at such time as such public disclosure is otherwise made or the Trust, Golden Books Publishing and the Company determine in good faith that such disclosure is not necessary, the Trust, Golden Books Publishing and the Company agree to notify the Holders of such determination and to amend or supplement the Prospectus if necessary, so that the Prospectus does not contain any such untrue statement or omission therein and to furnish the Holders such numbers of copies of the Prospectus as so amended or supplemented as the Holders may reasonably request.

                  (j) Not later than the effective date of any Shelf Registration Statement hereunder, the Trust and the Company shall provide a CUSIP number for the Preferred Securities registered under such Shelf Registration Statement; in the event of and at the time of any distribution of the Debentures to Holders, Golden Books Publishing shall provide a CUSIP number for the Debentures and provide the applicable trustee with certificates for such Registrable Securities, in a form eligible for deposit with DTC (to the extent that such Registrable Securities are so eligible).

                  (k) The Trust, Golden Books Publishing and the Company shall use their best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to their security holders or otherwise provide in accordance with
         Section 11(a) of the Securities Act as soon as practicable after the effective date of the applicable Shelf Registration Statement an earnings statement satisfying the provisions of Section 11 (a) of the Securities Act.




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                  (l) The Trust, Golden Books Publishing and the Company shall use their reasonable best efforts to cause the Indenture, the Declaration and the Preferred Securities Guarantee Agreement to be qualified under the Trust Indenture Act in a timely manner.

                  (m) The Trust, Golden Books Publishing and the Company may require each Holder of Registrable Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Trust, Golden Books Publishing and the Company such information regarding the Holder and the distribution of such Registrable Securities as the Trust, Golden Books Publishing and the Company may from time to time reasonably require for inclusion in such Shelf Registration Statement and the Company, Golden Books Publishing or the Trust may exclude from such registration the Registrable Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

                  (n) The Trust and the Company will each use their best efforts to cause the Preferred Securities and the Common Stock issuable upon conversion thereof to be listed on the Nasdaq National Market on or prior to the effective date of any Shelf Registration Statement hereunder.

                  (o) The Trust, Golden Books Publishing and the Company shall use their reasonable best efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby pursuant to such Shelf Registration Statement.

                  4. REGISTRATION EXPENSES. Except as otherwise provided in
Section 6 hereof, the Company and Golden Books Publishing shall bear all fees and expenses incurred in connection with the performance of their obligations under Sections 2 and 3 hereof and shall bear or reimburse the Holders for the reasonable fees and disbursements of one firm of counsel designated by the Company and reasonably acceptable to the Initial Purchasers on behalf of the Holders to act as counsel therefor in connection therewith.

                  5. INDEMNIFICATION AND CONTRIBUTION. (a) In connection with any Shelf Registration Statement, the Company, Golden Books Publishing and the Trust, jointly and severally, shall indemnify and hold harmless the Initial Purchasers, each Holder, each underwriter who participates in an offering of Registrable Securities, each person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective directors, officers, employees, trustees and agents, as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement (or any amendment thereto) covering Registrable Securities, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement


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         thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expenses whatsoever, as incurred (including reasonable fees and disbursements of counsel chosen by the Holders, such Holder or any underwriter (except to the extent otherwise expressly provided in Section 5(c) hereof), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 5(a);

provided that this indemnity shall not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission (i) made in reliance upon and in conformity with written information furnished to the Trust, Golden Books Publishing or the Company by the Initial Purchasers through Merrill Lynch, such Holder or any underwriter participating in an offering of Registrable Securities in writing expressly for use in the Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) or (ii) contained in any preliminary prospectus if the Initial Purchasers, such Holder or any such underwriter failed to send or deliver a copy of the Prospectus (or any amendment or supplement thereto) to the Person asserting such losses, claims, damages or liabilities on or prior to the delivery of written confirmation of any sale of securities covered thereby to such Person in any case where such Prospectus (or any amendment or supplement thereto) would have cured the defect giving rise to such loss, claim, damage or liability. Any amounts advanced by the Company or Golden Books Publishing to an indemnified party pursuant to this Section 5 as a result of such losses shall be returned to the Company or Golden Books Publishing, as appropriate, if it shall be finally determined by such a court in a judgment not subject to appeal or final review that such indemnified party was not entitled to indemnification by the Company or Golden Books Publishing, as the case may be.

         (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Trust, Golden Books Publishing, the Company, the Initial Purchasers, each underwriter who participates in an offering of Registrable Securities and the other selling Holders and each of their respective directors, officers (including each officer of the Company and of Golden Books Publishing who signed the Shelf Registration Statement), employees, trustees and agents and each Person, if any, who controls the Trust, the Company, Golden Books Publishing, the Initial Purchasers, any such underwriter or any other selling Holder within the meaning of Section 15 of

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the Securities Act or Section 20 of the Exchange Act, from and against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 5(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company or Golden Books Publishing by such selling Holder expressly for use in the Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto); provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to the Shelf Registration Statement.

         (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, enclosing a copy of all papers served on such indemnified party, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have other than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. If an indemnifying party so elects within a reasonable time after receipt of such notice, such indemnifying party, jointly with any other indemnifying party, may assume the defense of such action with counsel chosen by it (subject to the approval of the indemnified parties defendant in such action, which approval shall not be unreasonably withheld), unless such indemnified party reasonably determines that there may be legal defenses available to such indemnified party which are different from or in conflict with those available to such indemnifying party. If an indemnifying party is not entitled to assume the defense of such action as a result of the proviso to the preceding sentence, counsel for such indemnifying party shall be entitled to conduct the defense of such indemnifying party and counsel for each indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties. If an indemnifying party assumes the defense of an action in accordance with and as permitted by the provisions of this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

         (d) In order to provide for just and equitable contribution in circumstances in which the indemnity provision agreement provided for in this
Section 5 is for any reason held to be unavailable to the indemnified parties although applicable in accordance with its terms, the Company, Golden Books Publishing, the Initial Purchasers and the Holders shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company, Golden Books Publishing, the Initial Purchasers and the Holders, as incurred; provided, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. As between the Company, Golden Books Publishing, the Initial Purchasers and the Holders, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such

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indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of the Company and Golden Books Publishing, on the one hand, and the Initial Purchasers and the Holders, on the other hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault of the Company and Golden Books Publishing, on the one hand, and of the Initial Purchasers and the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and Golden Books Publishing, on the one hand, or by or on behalf of the Initial Purchasers or the Holders, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, Golden Books Publishing, the Initial Purchasers and the Holders of the Registrable Securities agree that it would not be just and equitable if contributions pursuant to this Section 5 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the relevant equitable considerations. For purposes of this Section 5(d), each director, officer, employee, trustee, agent and Person, if any, who controls an Initial Purchaser or Holder within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act shall have the same rights to contribution as such Initial Purchaser or Holder, and each director, officer, employee, trustee and agent of each of the Company, Golden Books Publishing and the Trust, and each Person, if any, who controls the Company, Golden Books Publishing or the Trust within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company, Golden Books Publishing or the Trust, as the case may be. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent.

                  6.       UNDERWRITTEN OFFERING.

                  (a) The Holders of Registrable Securities covered by the Shelf Registration Statement who desire to do so may sell such Registrable Securities in an underwritten offering in accordance with the conditions set forth below. In any such underwritten offering, the investment banker or bankers and manager or managers that will administer such offering will be selected by, and the underwriting arrangements with respect thereto will be approved by, the Holders of a majority of the Registrable Securities to be included in such offering; provided, however, that (i) such investment bankers and managers and underwriting arrangements must be reasonably satisfactory to the Company, Golden Books Publishing and the Trust and (ii) none of the Company, Golden Books Publishing or the Trust shall be obligated to arrange for more than one underwritten offering during the Effectiveness Period. No Holder may participate in any underwritten offering contemplated hereby unless
(i) such Holder agrees to sell such Holder's Registrable Securities in accordance with any approved underwriting arrangements, (ii) such Holder completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements and (iii) at least 30% of the Registrable Securities outstanding as of the Closing Time (giving effect to antidilution adjustments, if applicable) are included in such underwritten offering (including for purposes of this clause (iii) any Additional Preferred Securities actually issued and sold under the Purchase Agreement). The Holders participating in any underwritten offering shall be responsible for any expenses customarily borne by selling securityholders, including underwriting discounts and commissions, fees and expenses of counsel to the selling securityholders and transfer taxes, if any, and shall reimburse the Trust, Golden Books Publishing and the Company for the fees and disbursements of their counsel, their independent public accountants, any printing expenses incurred in connection with such underwritten offering and any other reasonable expenses incurred solely in connection therewith. Notwithstanding the foregoing, upon receipt of a request from the Managing Underwriter or a representative of Holders of a majority of the Registrable Securities outstanding to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an underwritten offering, the Company and Golden Books Publishing may delay the filing of any such amendment or supplement for up to 90 days if the Company and Golden Books Publishing in good faith have a valid business reason for such delay, which reason shall not be required to be disclosed if such disclosure would, in the good faith judgment of the Company, be detrimental to the Company or the Holders, absent confidentiality arrangements reasonably satisfactory to the Company and Golden Books Publishing.

                  (b) The Trust, Golden Books Publishing and the Company shall enter into such customary agreements (including underwriting agreements in customary form) which are reasonably acceptable to the Trust, Golden Books Publishing and the Company, and take all other reasonably requested actions in order to expedite or facilitate the registration or the disposition of the Registrable Securities (subject to the last sentence of paragraph (a) above), and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 5 hereof (or such other customary provisions and procedures acceptable to the Managing Underwriters, if any, the Company, Golden Books Publishing and the Trust) with respect to all parties to be indemnified pursuant to Section 5 hereof.

                  (c) The Trust, Golden Books Publishing and the Company shall
(i) make available for inspection by the Holders of Registrable Securities to be registered thereunder, any underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by such Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Trust, Golden Books Publishing and the Company and its subsidiaries; (ii) cause the Regular Trustees and the officers, directors and employees of each of the Company and Golden Books Publishing to make reasonably available for inspection all other relevant information reasonably requested by such Holders or any such underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement, in each case as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Trust, Golden Books Publishing or the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Holders and the other parties entitled thereto by one counsel designated by and on behalf of such Holders and other parties reasonably acceptable to the Company, Golden Books

Publishing and the Trust; (iii) make such representations and warranties in the related underwriting agreement to the Holders of Registrable Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made in primary underwritten offerings; (iv) obtain opinions of counsel to the Trust, Golden Books Publishing and the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) in customary form addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters (it being agreed that the matters to be covered by such opinion or a written statement by such counsel delivered in connection with such opinions shall include, without limitation, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf Registration Statement and the Prospectus included therein, as then amended or supplemented, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading); (v) obtain "comfort letters" and updates thereof from the independent public accountants of the Company (and, if necessary, any other independent public accountants of any subsidiary of the Company or of any business acquired by the Company, including without limitation Golden Books Publishing, for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement, addressed to each such Holder of Registrable Securities registered thereunder and the underwriters, in customary form and covering matters of the type customarily covered in "comfort letters" in connection with primary underwritten offerings; and (vi) deliver such other customary documents and certificates as may be reasonably requested by any such Holders and the Managing Underwriters, if any, including those to evidence compliance with
Section 3(i) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Trust, Golden Books Publishing or the Company. The foregoing actions set forth in clauses (iii),
(iv), (v) and (vi) of this Section 3(p) shall be performed at each closing under any underwritten offering to the extent required thereunder.

                  (d) Upon the request of the Company, the Holders agree not to effect any public sale or distribution (including sales pursuant to Rule
144) of Registrable Securities during the 10-trading day period prior to the date that the Company has notified the Holders that it intends to commence a Company Offering through the 180-day period immediately following the closing date of such Company Offering (or such lesser period as may be required by the underwriters of such Company Offering); provided, however, that (i) the Holders shall not be obligated to comply with this Section 6(d) until the first anniversary of the date of this Agreement and (ii) the Holders shall not be obligated to comply with this Section 6(d) on more than one occasion in any 12-month period.

                  (e) Notwithstanding any other provision of this Section 6, if the Managing Underwriters advise the Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares included in the underwriting by each Holder shall be reduced on a pro rata basis (based on the number of shares originally proposed to be so included by such Holder) by such minimum number of shares as is necessary to comply with such request. If any Holder who has requested inclusion in such underwriting as provided above disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the Managing Underwriters.

                   7. MISCELLANEOUS.

                  (a) OTHER REGISTRATION RIGHTS. The Company may grant registration rights that would permit any Person that is a third party the right to piggyback on any Shelf Registration Statement; provided that if the Managing Underwriter, if any, of such offering delivers an opinion to the selling Holders that the total amount of securities which they and the holders of such piggyback rights intend to include in any Shelf Registration Statement is so large as to materially adversely affect the success of such offering (including the price at which such securities can be sold), then only the amount, number or kind of securities to be offered for the account of holders of such piggyback rights will be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, number or kind recommended by the Managing Underwriter prior to any reduction in the amount of Registrable Securities to be included.

                  (b) AMENDMENTS AND WAIVERS. The provision of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Trust, Golden Books Publishing and the Company have obtained the written consent of the Initial Purchasers on behalf of the Holders from time to time.

                  (c) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                  1. if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 6(c);

                  2. if to the Initial Purchasers, initially at the address set forth in the Purchase Agreement; and

                  3. if to the Trust, Golden Books Publishing or the Company, initially at its address set forth in the Purchase Agreement.

All such notices and communications shall be deemed to have duly given when received, if delivered in person or by fax; five days after mailing, if sent by mail; or the day following transmission, if sent by overnight courier.

         The Initial Purchasers, the Trust, Golden Books Publishing and the Company by notice to the others may designate additional or different addresses for subsequent notices or communications.

                  (d) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties and the Holders, including, without the need for an express assignment or any consent by the Trust, Golden Books Publishing or the Company thereto, subsequent Holders of Registrable Securities. The Trust, Golden Books Publishing and the Company hereby agree to extend the benefits of this Agreement to any Holder of Registrable Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

                  (e) COUNTERPARTS. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f) HEADINGS. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (G) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                  (h) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                  Please confirm that the foregoing correctly sets forth the agreement among the Company, Golden Books Publishing, the Trust and you.

                                   Very truly yours,

                                   GOLDEN BOOKS FINANCING TRUST

                                   By: /s/ Philip E. Rowley
                                      ----------------------------------------
                                      Name:    Philip E. Rowley
                                      Title:   Regular Trustee


                                   GOLDEN BOOKS FINANCING TRUST

                                   By: /s/ Willa Perlman
                                      ----------------------------------------
                                      Name:    Willa Perlman
                                      Title:   Regular Trustee


                                   GOLDEN BOOKS FAMILY ENTERTAINMENT, INC.

                                   By: /s/ Philip E. Rowley
                                      ----------------------------------------
                                      Name:    Philip E. Rowley
                                      Title:   Chief Financial Officer
                                               and Executive Vice President


                                   GOLDEN BOOKS PUBLISHING COMPANY, INC.

                                   By: /s/ Philip E. Rowley
                                      ----------------------------------------
                                      Name:    Philip E. Rowley
                                      Title:   Chief Operating Officer

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

MERRILL LYNCH & CO.
         Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated

DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
SBC WARBURG INC.
         a subsidiary of Swiss Bank Corporation

By:      MERRILL LYNCH & CO.
         Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated

By: /S/ Dan Granirer
- ----------------------------
   Name:   Dan Granirer
   Title:  Associate